Exhibit 99.1

The Container Store Group, Inc. Provides Business Update Ahead of 2024 ICR Conference Presentation

Coppell, TX – January 8, 2024 – The Container Store Group, Inc. (NYSE: TCS) (the “Company”), today provided an update on its third quarter fiscal 2023 outlook in advance of its presentation and investor meetings at the 2024 ICR Conference.

The Company now expects consolidated net sales to be approximately $214 million, compared to its prior guidance range of $220 million to $225 million. The Company is still finalizing its quarterly closing procedures, but expects its profitability for the quarter to be negatively impacted by the sales shortfall. The Company will discuss its full financial results and outlook for the fourth quarter fiscal 2023 on its third quarter fiscal 2023 earnings call, which is expected to occur in early February.

Satish Malhotra, Chief Executive Officer and President of The Container Store, commented, “The challenging business trends we experienced in the second quarter continued. General merchandise categories underperformed compared to our expectations and were relatively consistent with our second quarter performance. While our Custom Spaces business showed sequential topline improvement compared to our second quarter performance, the magnitude of improvement fell short of our expectations. We saw particular strength in our premium, wood-based Custom Spaces line, PrestonTM.

We continue to believe there is significant opportunity for growth in the Custom Spaces business. We remain focused on maximizing the potential of Custom Spaces as we manage the challenges in our general merchandise business. Our teams are dedicated to delivering exceptional customer experience across our channels and we are committed to positioning The Container Store for improved sales and profitability.”

The Company is scheduled to host a fireside chat at the 2024 ICR Conference in Orlando, Florida, tomorrow, January 9, 2024, at 9:00 am Eastern Time. The fireside chat will be webcast live over the internet and can be accessed at investor.containerstore.com. An online archive will be available for a period of 30 days following the discussion.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our third quarter fiscal 2023 financial results, growth opportunities, goals, strategies and long term targets and upcoming events and presentations.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: a decline in the health of the economy and the purchase of discretionary items; our ability to continue to lease space on favorable terms; costs and risks relating to new store openings; quarterly and seasonal fluctuations in our operating results; cost increases that are beyond our control; our inability to protect our brand; our failure or inability to protect our intellectual property rights; our inability to source and market new products to meet consumer preferences; failure to successfully anticipate, or manage inventory commensurate with, consumer preferences and demand; competition from other stores and internet-based competition; our inability to obtain merchandise from our vendors on a timely basis and at competitive prices; vendors may sell similar or identical products to our competitors; our and our vendors’ vulnerability to natural disasters and other unexpected events; disruptions at our manufacturing facilities; product recalls and/or product liability, as well as changes in product safety and other consumer protection laws; risks relating to operating multiple distribution centers; our dependence on foreign imports for our merchandise; our reliance upon independent third party transportation providers; our inability to effectively manage our online sales; effects of a security breach or cyber-attack of our website or information technology systems, including relating to our use of third-party web service providers; damage to, or interruptions in, our information systems as a result of external factors, working from home arrangements, staffing shortages and difficulties in updating our existing software or developing or implementing new software; failure to comply with laws and regulations relating to privacy, data protection, and consumer protection; our indebtedness may restrict our current and future operations, and we may not be able to refinance our debt on favorable terms, or at all; fluctuations in currency exchange rates; our inability to maintain sufficient levels of cash flow to meet growth expectations; our fixed lease obligations; disruptions in the global financial markets leading to difficulty in borrowing sufficient amounts of capital to finance the carrying costs of inventory to pay for capital expenditures and operating costs; changes to global markets and inability to predict future interest expenses; our reliance on key executive management; our inability to find, train and retain key personnel; labor relations difficulties; increases in health care costs and labor costs; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery and anti-kickback laws; impairment charges and effects of changes in estimates or projections used to assess the fair value of our assets; effects of tax reform and other tax fluctuations; significant fluctuations in the price of our common stock; substantial future sales of our common stock, or the perception that such sales may occur, which could depress the price of our common stock; risks related to being a public company; our performance meeting guidance provided to the public; anti-takeover provisions in our governing documents, which could delay or prevent a change in control; acquisition-related risks and our failure to establish and maintain effective internal controls.

These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, (the “SEC”) on May 26, 2023 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Financial Disclosure Advisory

The preliminary 2023 financial results included in this press release are estimates and represent the most current information available to the Company’s management, as financial closing procedures for the third quarter ended December 30, 2023 are not yet complete. The Company expects that its actual results to be reported in its Quarterly Report on Form 10-Q for the quarter ended December 30, 2023 will not differ materially from the preliminary results, however, these results are subject to change following the completion of quarterly accounting procedures and adjustment.

About The Container Store

The Container Store Group, Inc. (NYSE: TCS) is the nation’s leading specialty retailer of organizing solutions, custom spaces, and in-home services – a concept they originated in 1978. Today, with locations nationwide, the retailer offers more than 10,000 products designed to transform lives through the power of organization.

Visit www.containerstore.com for more information about products, store locations, services offered and real-life inspiration.

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Investors:

ICR, Inc.

Farah Soi/Caitlin Churchill

203-682-8200

Farah.Soi@icrinc.com

Caitlin.Churchill@icrinc.com

or

Media:

The Container Store Group, Inc.

Katelyn Clinton, 972-538-6491

publicrelations@containerstore.com